Exhibit 99.1

Legacy Education Alliance Announces Impact Investment Focus

CAPE CORAL, Fla.— 14 July 22 — Legacy Education Alliance, Inc. (OTCQB: LEAI), has released a presentation highlighting its focus on impact investing, including a proposed investment in Monarch Health Inc.

Barry Kostiner, Chairman and CEO of Legacy Education remarked, “Legacy Education is realizing an opportunity to provide its platform products and services to local communities in partnership with leading professional athletes in their desires to provide access to life skill and educational mentorship, products and services in their hometowns. This new and exciting model, still under development, is a departure from the Rich Dad, Poor Dad branding of Robert Kiyosaki and previously announced planned relationship with Cris Carter, which is no longer being pursued. We are intending to diversify Legacy Education’s platform with a wide variety of influencers, local leadership and pro athletes, and to expand Legacy’s national reach and active local community engagement. In addition to the focus on our affordable, accelerated degree completion business, we are aiming to provide resources to meet the different needs along each individual’s life journey, including career guidance, financial literacy education, entrepreneurship, real estate and investment training.”

Andrew McDonald, Vice President of Legacy, remarked “The national crises of addiction in America is destroying communities and affecting families of all backgrounds. Unfortunately, substance abuse detox programs typically have recidivism in excess of 90%. While detox is a critical, life-saving service, it needs to be wrapped with ongoing mentoring and educational services to reset the individual’s trajectory on an upward path. Legacy is pursuing an investment in Monarch Health’s detox business, and working to leverage our platform of products and services to go beyond detox towards long-term stability and success.

Monarch Health has assembled a world class operations and medical management team with industry leading expertise in substance abuse and addiction treatment. Their business plan leverages underutilized hospital beds to provide substance abuse detox services for Medicare, Medicaid and veteran patients. Partnering with hospitals to “Airbnb” their unused hospital beds, allows for the use of the hospital's infrastructure while avoiding the tremendous costs and responsibility of managing facilities and billing, thus enabling the opportunity to achieve substantial profits at a low price point. Legacy believes that this business strategy has explosive potential, where the detox industry has struggled to profitably meet the needs of minority and underserved communities, especially Medicare, Medicaid and veteran patients. Monarch Health has existing relationships with a very substantial network of underutilized regional and critical access hospitals located throughout the country. The investment in Monarch by Legacy Education is subject to the negotiation and execution of definitive documentation, closing conditions, as well as Board approval from both companies.

Barry Kostiner added “I am delighted to have Andrew join Legacy. He is an exceptional and inspiring entrepreneur that shares our vision of transforming Legacy Education. We are actively engaged in rebuilding our live events focused on real estate investments education and training, in addition to Legacy Degree. The current universe of online students in America is approaching 3M and rapidly growing — if we assume we can meet a 5% market penetration, our revenue could exceed $1B / year, while still being one of the lowest cost paths to accredited degree completion, with an estimated 40% net margin that we believe far exceeds all of the EdTech unicorns. We believe in building businesses that have a clear path to providing not only valuable services that positively impact society, but also profitability. The EdTech world is led by companies that we believe do not meet these criteria. We are committed to delivering value to our students, investors, employees and communities.”

Additional Information:

1.	Legacy Education Presentation: Introducing Impact Investing Focus: Transforming EdTech Platform to Serve Disadvantaged Communities, from Degree Completion to Social Housing and Substance Abuse Recovery Solutions
https://ir.legacyeducationalliance.com/presentations

2.	LinkedIn Posts: https://www.linkedin.com/in/barry-kostiner/recent-activity/shares/

Investor Relations Contact:

Barry Kostiner

(239) 542-0643

info@legacyea.com

Corporate Website: www.legacyeducationalliance.com

Education Website: www.legacyeducation.com

About Legacy Education Alliance Inc.

Legacy Education Alliance, Inc. (OTCQB: LEAI) provides online degree completion programs and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, investing and real estate investing strategies and techniques. Legacy Education has transitioned to focusing on impact investing and providing education and career resources to underserved communities, in addition to serving its established customer base.

Forward-Looking Statements

Certain statements made in this press release may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any forward-looking statements are based on current expectations that involve numerous risks and uncertainties. Our plans and objectives are based, in part, on assumptions and judgments with respect to, among other things, the results projected from the introduction and roll-out of new brands, products and services, expansion into new geographic markets, and combinations with third parties; our ability to satisfy Nasdaq listing requirements and otherwise uplist to Nasdaq; the successful acquisition and operation of complementary and new business lines; the success of entering into, and the success of, joint ventures and other collaborations with third parties, including entering into and growing a proposed investment in Monarch Health Inc. on terms and conditions satisfactory to our company; our success in raising capital for operations and to implement our business plan, strategy and initiatives; the development of ecommerce capabilities; projections of international growth; projected profitability; our ability to address or manage corruption concerns in certain locations in which we operate; our ability to address and manage cyber-security risks; our ability to protect our intellectual property, on which our business is substantially dependent; our ability to manage our relationships with credit card processors; our expectations regarding the impact of general economic conditions on our business; and the effects of the COVID-19 pandemic on the global and national economies and on our business operations and financial results. Our assumptions used for the purposes of the forward-looking statements represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances, including the development, acceptance and sales of our products and our ability to raise additional funding sufficient to implement our strategy. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this press release. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in certain of our filings with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.